UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2021

ANNOVIS BIO, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39202	26-2540421
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1055 Westlakes Drive, Suite 300
Berwyn, PA 19312

(Address of Principal Executive Offices, and Zip Code)

(610) 727-3913

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ANVS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

On May 23, 2021, Annovis Bio, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with ThinkEquity, a division of Fordham Financial Management, Inc. (the “Underwriter”) in connection with the issuance and sale by the Company in a public offering of 1,000,000 shares of the Company’s common stock at a public offering price of $50.00 per share (the “Offering”), less underwriting discounts and commissions, pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-252625) and a related prospectus supplement filed with the Securities and Exchange Commission (the “SEC”). The closing of the Offering is expected to occur on or about May 26, 2021, subject to the satisfaction of customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The Underwriting Agreement sets forth the terms and conditions of the Offering and is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of the Underwriting Agreement and as of specific dates, were solely for the benefit of the parties to the Underwriting Agreement, and may be subject to limitations agreed upon by the contracting parties.

Duane Morris LLP, counsel to the Company, has issued an opinion to the Company, dated May 23, 2021, regarding the validity of the shares of common stock to be issued and sold in the Offering. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 8.01.	Other Events.

On May 21, 2021, the Company issued a press release announcing the proposed public offering of its common stock. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On May 23, 2021, the Company issued a press release announcing that it priced a public offering of its common stock. A copy of the press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of May 23, 2021, between Annovis Bio, Inc. and ThinkEqutiy, a division of Fordham Financial Management, Inc.
5.1	Opinion of Duane Morris LLP
23.1	Consent of Duane Morris LLP (included in Exhibit 5.1)
99.1	Annovis Bio, Inc. press release dated May 21, 2021
99.2	Annovis Bio, Inc. press release dated May 23, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNOVIS BIO, INC.

Date: May 24, 2021	By:	/s/ Jeffrey McGroarty
Name: Jeffrey McGroarty
Title: Chief Financial Officer